3Q 2024 INVESTOR PRESENTATION November 7, 2024

DISCLAIMER 2 Forward-Looking Statements and Other Information This presentation may contain "forward-looking statements," which reflect loanDepot's current views with respect to, among other things, our business strategies, including Project North Star, our progress toward run-rate profitability, ongoing cost management and productivity programs, our HELOC product, financial condition and liquidity, competitive position, industry and regulatory environment, potential growth opportunities, the effects of competition, the impact of the Cybersecurity Incident, operations and financial performance. These forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain the words “outlook,” “potential,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “predict,” “estimate,” “project,” “will be,” “will continue,” “will likely result,” or other similar words and phrases or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” or “could” and the negatives of those terms. These forward-looking statements are based on current available operating, financial, economic and other information, and are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict, including but not limited to, the following: our ability to achieve the expected benefits of Project North Star and the success of other business initiatives; our ability to achieve run-rate profitability; our loan production volume; our ability to maintain an operating platform and management system sufficient to conduct our business; our ability to maintain warehouse lines of credit and other sources of capital and liquidity; impacts of cybersecurity incidents, cyberattacks, information or security breaches and technology disruptions or failures, of ours or of our third party vendors; the outcome of legal proceedings to which we are a party; our ability to reach a definitive settlement agreement related to the Cybersecurity Incident; adverse changes in macroeconomic and U.S residential real estate and mortgage market conditions, including changes in interest rates; changing federal, state and local laws, as well as changing regulatory enforcement policies and priorities; and other risks detailed in the "Risk Factors" section of loanDepot, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Reports on Form 10-Q as well as any subsequent filings with the Securities and Exchange Commission. Therefore, current plans, anticipated actions, and financial results, as well as the anticipated development of the industry, may differ materially from what is expressed or forecasted in any forward-looking statement. loanDepot does not undertake any obligation to publicly update or revise any forward-looking statement to reflect future events or circumstances, except as required by applicable law. Non-GAAP Financial Information To provide investors with information in addition to our results as determined by GAAP, we disclose certain non-GAAP measures to assist investors in evaluating our financial results. We believe these non- GAAP measures provide useful information to investors regarding our results of operations because each measure assists both investors and management in analyzing and benchmarking the performance and value of our business. They facilitate company-to-company operating performance comparisons by backing out potential differences caused by variations in hedging strategies, changes in valuations, capital structures (affecting interest expense on non-funding debt), taxation, the age and book depreciation of facilities (affecting relative depreciation expense), and other cost or benefit items which may vary for different companies for reasons unrelated to operating performance. These non-GAAP measures include our Adjusted Total Revenue, Adjusted Net Income (Loss), and Adjusted EBITDA (LBITDA). We exclude from these non-GAAP financial measures the change in fair value of MSRs, gains (losses) from the sale of MSRs and related hedging gains and losses that represent realized and unrealized adjustments resulting from changes in valuation, mostly due to changes in market interest rates, and are not indicative of the Company’s operating performance or results of operation. Beginning in the second quarter of 2024, we began to include the gains (losses) from the sale of MSRs in valuation changes in servicing rights, net of hedging gains and losses to appropriately capture all valuation changes in MSRs up to and including the sales date. Prior periods have been revised to conform with this new presentation. We also exclude stock-based compensation expense, which is a non-cash expense, expenses directly related to the Cybersecurity Incident, net of expected insurance recoveries, including costs to investigate and remediate the Cybersecurity Incident, the costs of customer notifications and identity protection, professional fees, including legal expenses and litigation settlement costs, and commission guarantees, gains or losses on extinguishment of debt and disposal of fixed assets, non-cash goodwill impairment, and other impairment charges to intangible assets and operating lease right-of-use assets, as well as certain costs associated with our restructuring efforts, as management does not consider these costs to be indicative of our performance or results of operations. Adjusted EBITDA (LBITDA) includes interest expense on funding facilities, which are recorded as a component of “net interest income (expense),” as these expenses are a direct operating expense driven by loan origination volume. By contrast, interest expense on our non- funding debt is a function of our capital structure and is therefore excluded from Adjusted EBITDA (LBITDA). Adjustments for income taxes are made to reflect historical results of operations on the basis that it was taxed as a corporation under the Internal Revenue Code, and therefore subject to U.S. federal, state and local income taxes. Adjustments to Diluted Weighted Average Shares Outstanding assumes the pro forma conversion of weighted average Class C shares to Class A common stock. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for revenue, net income, or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. Market and Industry Data This presentation also contains information regarding the loanDepot’s market and industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and the Company has not independently verified its accuracy or completeness.

We make the American Dream of home possible. Partnering with homeowners throughout the lifecycle of the homeownership journey. Finding An Agent Serving the Buyer First Time Homebuyer Veteran / Active Duty Move Up / Downsize Relocation Local referral Supporting The Purchase Servicing the Mortgage Optimizing the Journey Title Services Escrow/ Closing Homeowners Insurance Building Trust Continuing Customer Relationship Facilitate additional lending opportunities HELOC Closed-End Second Refinance 3 Managing the Home Solar Finance Home Security Home Renovation Solutions for Aging in Place

4 THIRD QUARTER FACT SHEET Financial Operational • Originations: $6.7 billion in funded volume, on the high-end third quarter 2024 guidance • Total Revenue: $314.6 million on $6.7 billion of pull-through weighted lock volume; Adjusted revenue of $329.5 million • Total Expenses: Increased by $5.9 million, or ~2% from the third quarter of 2023, primarily on higher volume and headcount related costs • 3Q24 expenses includes $18.9 million net benefit primarily associated with expected insurance proceeds related to settlement of cyber-related class-action litigation • Net Income of $2.7 million and adjusted net income of $7.1 million primarily reflects higher adjusted revenues from higher volume and gain on sale margins • Liquidity: Unrestricted cash of $483.0 million • Servicing: UPB increased from 2Q24 to $114.9 billion as portfolio units rebuild from retaining servicing on new originations • Announced Project North Star, the next step in our strategy to become the lending partner of choice for homeowners, with an emphasis on first-time homebuyers, across the lifecycle of homeownership. • Announces Ridgeland Mortgage joint venture with Smith Douglas Homes • Purchase Mix: 66% of total Originations, down from 72% second quarter 2024 due to strength in refi during the quarter • Organic Refinance Consumer Direct Recapture Rate(1): Increased to 71% for the quarter compared to 69% in third quarter 2023 • Unit Market Share: 175 basis points in third quarter 2024 vs. 181 basis points in third quarter 2023 • Purchase Unit Market Share: 130 basis points in third quarter 2024 vs. 135 basis points in second quarter 2024 and 130 basis points in third quarter 2023 (1) We define organic refinance consumer direct recapture rate as the total unpaid principal balance (“UPB”) of loans in our servicing portfolio that are paid in full for purposes of refinancing the loan on the same property, with the Company acting as lender on both the existing and new loan, divided by the UPB of all loans in our servicing portfolio that paid in full for the purpose of refinancing the loan on the same property. The recapture rate is finalized following the publication date of this presentation when external data becomes available

Completed Strategic Imperatives and Achieved Profitability Weather the storm & build the foundation VISION 2025 2022-2024 PROJECT NORTH STAR 2025-2027 Achieve Differentiation & Durable Business Model Pivot to first time home buyer, lifecycle relationship model supported by low-cost, high-quality operating model • Increased focus on purchase transactions while serving increasingly diverse communities across the country • Executed Growth Generating Initiatives • Centralized management of loan originations and loan fulfillment to enhance quality and effectiveness • Aggressively right sized cost structure • De-levered and initiated value creating capital allocation strategy • Made foundational investments to enable focus on first time home buyers and customer for life • Delivered profitability in 3Q24. • Become lending partner of choice for homeowners, with an emphasis on first time home buyers, through their homeownership journey • Develop and launch AI powered customer and relationship management and engagement platform • Allow customers to optimize their home buying, selling, equity optimization and home management experience • Expand purchase reach and capabilities • Expand geographic footprint and partnerships • Launch innovative solutions that form the foundation with first-time homebuyers and owners • Expand our mortgage servicing assets under management • Launch “low touch” automated data-driven loan processing workflow to drive quality and reduce turn around times • Expand operating leverage through focus on becoming lowest cost, highest quality producer to deliver consistent margins and profitability • Become employer of choice in the mortgage industry 5 PROJECT NORTH STAR

DIVERSE & EXPERIENCED MANAGEMENT TEAM WITH UNIQUE SKILLSETS President and CEO Dan BinowitzJeff Walsh President, LDI Mortgage Town & Country Credit Corp. Jeff DerGurahian Chief Investment Officer and Head Economist Chief Administrative Officer TJ Freeborn Chief Information Officer George Brady Frank Martell Managing Director Servicing 6 Gregg Smallwood Chief Legal Officer, Corporate Secretary Joe Grassi Chief Risk Officer Darren Graeler Chief Accounting Officer Melanie Graper Chief Human Resources Officer David Hayes Chief Financial Officer Viviana Abarca Managing Director Mortgage Lending Operations

loanDepot Historical Mortgage Origination Volume SCALED ORIGINATOR DELIVERING CUSTOMERS A COMPLETE SOLUTION Inception to Q3-2024 Origination CAGR: 22%(1) loanDepot Originations loanDepot Market Share $1.7 $2.3 $4.1 Total market volume ($ trillion) $4.0 $2.2 (1) CAGR includes annualized volume for 2010 Source: Historical market share based on MBA industry volume as of 10/27/2024 and historical loanDepot origination volume ($ in billions) The loanDepot Ecosystem Established Scalable Infrastructure 2010 to 2012 Diversification & Expansion 2013 to 2015 Brand, Technology & Operational Transformation 2016 to 2021 Vision 2025 2022 To 2024 • Launched with the goal of disrupting mortgage • Created scalable platform and infrastructure • Expanded in-market retail reach through acquisitions • Leveraged infrastructure to launch LD Wholesale • Strategic decision to begin retaining servicing • Launched proprietary mello® technology • Grew servicing book with long-term relationships to a half million loanDepot customers • Launched mellohome and melloInsurance • Acquired leading title insurance company • Formed mello® focused on mortgage adjacent, digital-first products and services • Repositioned the Company for long term value creation • Purpose driven sustainable lending • Simplified operational structure and increased operating leverage • Maintained strong balance sheet liquidity • Additions to executive team to position company for next era • Launch of HELOC 7 Title Insurance Escrow Services Homeowners Insurance First Mortgage Home Equity Solutions $1.5 $1.6 Project North Star 2025+ • Become the lending partner of choice for homeowners • Expand our purchase channel reach • Expand our servicing business • Launch “low touch” automated data-driven processing workflow to drive best-in-class quality • Become employer of choice in the mortgage industry $33 $45 $101 $137 $54 $23 $23 2.0% 2.0% 2.5% 3.4% 2.4% 1.4% 1.4% – 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 0 20 40 60 80 100 120 140 2018 2019 2020 2021 2022 2023 LTM Q3 '24

ORIGINATION GROWTH RELATIVE TO INDUSTRY (1) Calculated as LDI origination volume, in dollars, divided by total mortgage originations, in dollars, for 1-4 family homes, as measured by MBA as of 10/27/2024 Note: Pull through weighted rate lock volume is the unpaid principal balance of loans subject to interest rate lock commitments, net of a pull-through factor for the loan funding probability 8 Purchase Mix % : ($ in billions) Total Market Share (%)(1) 34% 3.0% 2.9% 34% 37% 3.1% 59% 2.4% 2.1% 70% 1.6% 76% 1.7% 71% 1.5% 73% 71% 1.5% 76% 1.5% 72% 1.2% 72% 1.4% $30 $23 $20 $12 $9 $4 $5 $6 $6 $4 $5 $6 $7 $32 $29 $22 $16 $10 $6 $5 $6 $6 $5 $5 $6 $7 299 281 213 150 203 221 226 285 293 296 274 322 329 - 50 100 150 200 250 300 350 $0 $10 $20 $30 $40 $50 $60 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Pull-Through Weighted (PTW) Lock Volume Origination Volume PTW GOS Margin, bps 66% 1.4%

HISTORICAL COST STRUCTURE COMPARISON ($M) 9 Salaries Other Interest Marketing Commissions Other G&A FTEs Direct Origination Expense Expenses To Note: Restructuring Charges $2.0 $3.5 $2.1 $3.1 $1.9 Loss on Disposal of Fixed Assets and Other Impairments/(Recoveries) $0.2 $0.8 ($0.0) $1.2 $0.0 Accruals for Expected Legal Settlements (1) $2.0 $3.7 $1.1 ($0.8) $0.0 (Gain) Loss on Extinguishment of Debt ($1.7) $0.0 $0.0 $5.7 $0.0 Cybersecurity Incident(2) $0.0 $0.0 $14.7 $26.9 ($18.9) Total $2.5 $8.0 $17.9 $36.1 ($17.0) (1) Excluding Cybersecurity Incident-related (2) Represents expenses, directly related to the Cybersecurity Incident, net of expected insurance recoveries, that occurred in the first quarter of 2024, including costs to investigate and remediate the Cybersecurity Incident, the costs of customer notifications and identity protection, professional fees including legal expenses, litigation settlement costs, and commission guarantees. During the three months ended September 30, 2024, the Company recorded a $20 million receivable for reimbursement from its insurers. $97 $97 $98 $96 $107 $73 $81 $82 $97 $47 $43 $45 $47 $53 $45 $34 $28 $28 $31 $36 $44 $36 $36 $45 $54 $14 $15 $17 $20 $21 4,532 4,250 4,188 4,246 4,615 N on - V ol um e Re la te d V ol um e Re la te d N on - V ol um e Re la te d V ol um e Re la te d N on - V ol um e Re la te d V ol um e Re la te d N on - V ol um e Re la te d V ol um e Re la te d N on - V ol um e Re la te d V ol um e Re la te d Q3-2023 Q4-2023 Q1-2024 Q2-2024 Q3-2024

HISTORICAL SERVICING PORTFOLIO TREND 10 ($ in billions) Retention %(2) : Recapture %(1) : (1) Recapture rate as defined on page 3. (2) Portion of loan origination volume that was sold servicing retained in the period divided by total sold volume in the period. (3) At time of origination, strats for agency (FHLMC, FNMA, GNMA) portfolio only. Excludes HELOC Total Serv Exp$ to Avg. UPB $, bps: Portfolio @ 9/30/24 (3) W.A. Coupon 3.73% W.A. FICO (3) 730 W.A. LTV 74% W.A. Age (Mths) 34.3 DQ Rate 60D+ 1.4% 90D+ 1.1% Composition GSE 56.5% Gov’t 34.1% Other 9.3% 67% 69% 2.0 71% 58% 1.9 67% 59% 2.2 68% 70% 2.0 $144 $145 $142 $114 $115 143 137 138 137 133 - 20 40 60 80 100 120 140 $50 $70 $90 $110 $130 $150 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 UPB $ MSR FV, bps 61% 71% 2.6

$717 $661 $604 $533 $483 $4 $- $- $- $- $721 $661 $604 $533 $483 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Unrestricted Cash Unused Lines STRONG LIQUIDITY AND BALANCE SHEET 11 Liquidity Overview ($M) Debt Obligations, net to Total Equity MSR FV / Total Equity 12% 11% 10% 9% 8% Liquidity / Total Assets 2.7x 2.8x 3.1x 2.7x 2.6x Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 2.9x 3.2x 3.6x 3.4x 3.3x Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24

12 Q4 2024 OUTLOOK* Metric Low High Pull-through Weighted Rate Lock Volume ($bn) $5.5 $7.5 Origination Volume ($bn) $6.0 $8.0 Pull-through Weighted GOS Margin, bps 285 305 Current Market Conditions • Higher interest rates and home price appreciation adversely impacts home affordability and borrower demand • Limited supply of new and resale homes adversely impacts homebuying activity • Homeowner equity levels drives demand for cash-out refinance and home equity solutions • Industry beginning to invest in headcount and capacity on expectations of higher volumes *Q4 2024 outlook reflects current interest rate environment, seasonality, channel mix, and competitive pressures

APPENDIX

BALANCE SHEET & SERVICING PORTFOLIO HIGHLIGHTS 14 $ in MM except units and % 3Q ’24 2Q ’24 3Q ‘23 3Q’24 vs 2Q’24 3Q’24 vs 3Q’23 Cash and cash equivalents $483.0 $533.2 $717.2 (9.4%) (32.7%) Loans held for sale, at fair value 2,790.3 2,378.0 2,070.7 17.3% 34.8% Servicing rights, at fair value 1,542.7 1,583.1 2,053.4 (2.6%) (24.9%) Total assets 6,417.6 5,942.8 6,078.5 8.0% 5.6% Warehouse and other lines of credit 2,565.7 2,213.1 1,897.9 15.9% 35.2% Total liabilities 5,825.6 5,363.8 5,309.6 8.6% 9.7% Total equity 592.0 578.9 768.9 2.3% (23.0%) Servicing portfolio (unpaid principal balance) $114,915.2 $114,278.5 $143,959.7 0.6% (20.2%) Total servicing portfolio (units) 409,344 403,302 490,191 1.5% (16.5%) 60+ days delinquent ($) $1,655.0 $1,457.1 $1,235.4 13.6% 34.0% 60+ days delinquent (%) 1.4% 1.3% 0.9% N/A N/A Servicing rights, net to UPB 1.3% 1.4% 1.4% N/A N/A

NON-GAAP FINANCIAL RECONCILIATION 15 ($MM) 3Q ‘24 2Q ‘24 3Q ’23 Adjusted Revenue Total Net Revenue $314.6 $265.4 $265.7 Valuation changes in in Servicing Rights, Net of Hedge 14.9 12.6 (4.5) Adjusted Total Revenue $329.5 $278.0 261.1 Net (Loss) Income $2.7 ($65.9) ($34.3) Interest Expense - Non-Funding Debt 45.1 53.0 42.5 Income Tax (Benefit) Expense 0.9 (11.3) (5.2) Depreciation and Amortization 8.9 9.0 10.6 Valuation changes in in Servicing Rights, Net of Hedge 14.9 $12.6 (4.5) Stock-Based Compensation Expense 8.2 5.9 3.9 Restructuring Charges 1.9 3.1 2.0 Cyber Incident (1) (18.9) 26.9 0.0 (Gain) Loss on Disposal of Fixed Assets 0.0 0.0 0.1 Other impairment (recovery) 0.0 1.2 0.1 Adjusted EBITDA $63.7 $34.6 $15.3 (1) Represents expenses directly related to the Cybersecurity Incident, net of expected insurance recoveries, including costs to investigate and remediate the Cybersecurity Incident, the costs of customer notifications and identity protection, professional fees including legal expenses, litigation settlement costs, and commission guarantees. During the three months ended September 30, 2024, the Company recorded a $20.0 million receivable for reimbursement from its insurers. During the nine months ended September 30, 2024, the Company recorded $35.0 million for an insurance reimbursement and receivable, and an accrual of $25.0 million in connection with class action litigation related to the Cybersecurity Incident.

NON-GAAP FINANCIAL RECONCILIATION (CONT’D) 16 ($MM) 3Q ‘24 2Q ’24 3Q ’23 Net Income (Loss) $2.7 ($65.9) ($34.3) Adjustments to Income Taxes (0.3) 8.8 4.8 Tax-Effected Net Income (Loss) $2.3 ($57.0) ($29.4) Valuation changes in in Servicing Rights, Net of Hedge 14.9 12.6 (4.5) Stock-Based Compensation Expense 8.2 5.9 3.9 Restructuring Charges 1.9 3.1 2.0 Cyber Incident (18.9) 26.9 0.0 (Gain) Loss on Extinguishment of Debt 0.0 5.7 (1.7) (Gain) Loss on Disposal of Fixed Assets 0.0 0.0 0.1 Other (Recovery) Impairment 0.0 1.2 0.1 Tax Effect of Adjustments (1.4) (14.3) 0.2 Adjusted Net Income (Loss) $7.1 ($15.9) ($29.2)